Business Acquisition	12 Months Ended
Dec. 31, 2023
Business Acquisitions [Abstract]
Business Acquisition	Business Acquisition
Acquisitions in 2022
On April 1, 2022, the Company purchased the assets of Barton Willmore LLP and all the shares of Barton Willmore Holdings Limited (collectively Barton Willmore) for cash consideration and notes payable. Barton Willmore is a 300- person firm based in the United Kingdom. The firm provides planning and design services for both public and private clients across all development sectors, with specific expertise in the residential space. This addition further strengthened the Company’s Infrastructure operations in the Global group of CGUs.

On October 28, 2022, the Company acquired all of the shares of L2, Inc., and Partridge Architects, Inc. and all of the membership interests of L2Partridge, LLC (collectively L2P) for cash consideration and notes payable. L2P is a 40-person firm headquartered in Philadelphia, Pennsylvania serving the science and technology, commercial workplace, higher education, residential, and hospitality markets. This acquisition further strengthened the Company's Buildings operations in the United States CGU.

Acquisition in 2023
On June 30, 2023, the Company acquired all of the shares of Environmental Systems Design, Inc. (ESD), for cash consideration and notes payable. ESD is a 300-person firm headquartered in Chicago. The firm provides building engineering services, specializing in mission critical and data center services. This addition further strengthened the Company’s Buildings operations in the United States CGU.

Details of the consideration transferred and the fair value of the identifiable assets and liabilities acquired at the date of acquisition, including measurement period adjustments for prior acquisitions, are as follows:

		For the year ended December 31,
		2023	2022
	Notes	$	$

Cash consideration		86.7	52.5
Notes payable	16	50.6	40.6
Consideration		137.3	93.1

Cash consideration		86.7	52.5
Cash acquired		11.1	2.1
Net cash paid		75.6	50.4

Assets and liabilities acquired
Cash		11.1	2.1
Non-cash working capital		8.1	7.7
Lease assets	11	15.0	8.5
Intangible assets	13	37.6	15.3
Lease liabilities		(13.6)	(1.6)
Other		4.9	(3.6)
Total identifiable net assets at fair value		63.1	28.4
Goodwill arising on acquisitions	12	74.2	64.7

Deferred consideration is included as notes payable and has been assessed as part of the business combination and recognized at fair value at the acquisition date.
Non-cash working capital includes trade receivables and unbilled receivables which are recognized at fair value at the time of acquisition, and their fair value approximates their net carrying value.

Goodwill consists of the value of expected synergies arising from an acquisition, the expertise and reputation of the assembled workforce acquired, and the geographic location of the acquiree. Tax deductible goodwill and intangible assets arising from the ESD acquisition was $111.9.

At December 31, 2023, provision for claims outstanding relating to all prior acquisitions were $21.6, based on their expected probable outcome (note 17).

Gross revenue earned from ESD since the acquisition date was $68.3.

Fair value of net assets for current and prior year acquisitions
The preliminary fair values of the net assets recognized in the Company’s consolidated financial statements were based on management’s best estimates of the acquired identifiable assets and liabilities at the acquisition dates. Management finalized the fair value assessments of assets and liabilities purchased from Barton Willmore and L2P. For ESD, management is reviewing vendor's closing financial statements, purchase adjustments, and other outstanding information. Once the reviews are completed and approvals are obtained, the valuation of acquired assets and liabilities will be finalized.